AMENDMENT AGREEMENT

This Amendment Agreement dated as of May 9, 2007 (this “Amendment”) is among (i) THE WILLIAMS COMPANIES, INC., a Delaware corporation (“TWC”), WILLIAMS PARTNERS L.P., a Delaware limited partnership (“MLP”), NORTHWEST PIPELINE CORPORATION, a Delaware corporation (“NWP”), TRANSCONTINENTAL GAS PIPE LINE CORPORATION, a Delaware corporation (“TGPL”, and together with TWC, MLP and NWP, the “Borrowers”), (ii) the banks, financial institutions and other institutional lenders (“Banks”) that are parties to the Credit Agreement dated as of May 1, 2006 (the “Credit Agreement”) among the Borrowers, the Banks, CITIBANK, N.A., BANK OF AMERICA, NATIONAL ASSOCIATION and JPMORGAN CHASE BANK, N.A. (each, an “Issuing Bank", and collectively, the “Issuing Banks”), and CITIBANK, N.A., as administrative agent (the “Agent”) under the Credit Agreement, (iii) the Agent, and (iv) the Issuing Banks. In consideration of the mutual promises contained herein, the Borrowers, the Banks, the Agent and the Issuing Banks agree as set forth herein.

Section 1. Amendments to Credit Agreement. The Credit Agreement is hereby amended as follows:

Section 1.1. Section 1.01. Section 1.01 of the Credit Agreement is hereby amended by amending the definitions of “Rating Category” and “Termination Date” to read as follows:

"Rating Category” means, as to any Borrower, the relevant category (designated as a “Level” followed by a Roman numeral) applicable to such Borrower from time to time as set forth on Schedule IV, which is based on the ratings (or lack thereof) of such Borrower’s senior unsecured long-term debt by S&P or Moody’s. In the event there is a split between the ratings of any Borrower’s senior unsecured long-term debt by S&P and Moody’s, “Rating Category” shall be determined based on the lower rating of such Borrower’s senior unsecured long-term debt by S&P or Moody’s; provided that if such Borrower’s rating is BB- or higher from S&P and Ba3 or higher from Moody’s and there is a split between the two ratings, the pricing for such Borrower will be based on (i) if the split is one subgrade, the higher rating and (ii) if the split is more than one subgrade, the rating that is one subgrade below the higher rating. For example, if S&P rates the senior unsecured long-term debt of a Borrower BB+ and Moody’s rates such debt B2, then Level VI on Schedule IV shall apply to such Borrower. For the avoidance of doubt (x) if there is a split between Level I and Level III, then Level I shall apply and (y) if the applicable Borrower’s rating is BB- or higher from S&P and Ba3 or higher from Moody’s and if there is a split between Level I and Level IV, V or VI, then Level III shall apply.

"Termination Date” means the earlier of (i) May 1, 2012 or (ii) the date of termination in whole of the Commitments pursuant to Section 2.4 or 6.1.

Section 1.2. Schedule IV. Schedule IV of the Credit Agreement is hereby amended by deleting it in its entirety and replacing it with Schedule IV attached hereto.

Section 2. Miscellaneous.

Section 2.1. Amendments, Etc. No amendment or waiver of any provision of this Amendment, nor consent to any departure by any Borrower therefrom, shall in any event be effective unless effected in accordance with Section 8.1 of the Credit Agreement.

Section 2.2. Governing Law. This Amendment and the Credit Agreement as amended hereby shall be governed by, and construed in accordance with, the laws of the State of New York.

Section 2.3. Preservation. Except as specifically modified by the terms of this Amendment, all of the terms, provisions, covenants, warranties and agreements contained in the Credit Agreement, any Credit Document or any other document executed in connection with or pursuant to the Credit Agreement remain in full force and effect. Capitalized terms used herein that are not defined herein and are defined in the Credit Agreement, as amended hereby, are used herein as defined in the Credit Agreement, as amended hereby. Each reference to the Credit Agreement in any Credit Document or other document executed in connection with or pursuant to the Credit Agreement shall mean and be a reference to the Credit Agreement as amended hereby.

Section 2.4. Execution in Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

Section 2.5. Representations and Warranties. Each Borrower hereby represents and warrants to the Agent, the Issuing Banks and the Banks that:

(a) The execution, delivery and performance by such Borrower, the performance of the Credit Agreement as amended hereby by such Borrower and the consummation of the transactions contemplated hereby or thereby are within such Borrower’s corporate, limited partnership or limited liability company powers, have been duly authorized by all necessary corporate, limited partnership or limited liability company action, require no material authorization, approval or other action by, or notice to or filing with, any governmental authority or regulatory body, do not contravene (i) such Borrower’s charter, by-laws or formation agreement or (ii) law or any restriction under any material agreement binding on or affecting such Borrower and will not result in or require the creation or imposition of any Lien prohibited by the Credit Agreement.

(b) this Amendment has been duly executed and delivered by such Borrower,

(c) this Amendment and the Credit Agreement, as amended hereby, constitute legal, valid and binding obligations of such Borrower, enforceable against such Borrower in accordance with their respective terms, except as such enforceability may be limited by any applicable bankruptcy, insolvency, reorganization, moratorium or similar law affecting creditors’ rights generally and by general principles of equity,

(d) the representations and warranties contained in Section 4.1 of the Credit Agreement, as amended hereby, and each of the representations and warranties contained in any other Credit Document, in each case made by such Borrower as to itself and to its Subsidiaries only, are correct in all material respects on and as of the date hereof as though made on and as of the date hereof (unless such representation and warranty speaks solely as of a particular date or a particular period, in which case, as of such date or for such period),

(e) no event has occurred and is continuing or would result from the transactions contemplated hereby, which constitutes a Default or an Event of Default, and

(f) after giving effect to this Amendment, such Borrower will be in compliance with each proviso set forth in Section 2.1(a) of the Credit Agreement and the first proviso set forth in Section 2.1(b) of the Credit Agreement.

Section 2.6. Bank Credit Decision. Each of the Banks and Issuing Banks acknowledges that it has, independently and without reliance upon the Agent, any Issuing Bank or any other Bank and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Amendment and to agree to the various matters set forth herein. Each of the Banks and Issuing Banks also acknowledges that it will, independently and without reliance upon the Agent, any Issuing Bank or any other Bank and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking any action under the Credit Agreement as amended hereby.

Section 2.7. Effectiveness. This Amendment shall become effective as of the date first written above (the “Amendment Effective Date”) only upon the satisfaction of all of the following conditions precedent:

(a) Execution of (i) this Amendment by each of the Banks, the Agent, the Issuing Banks and the Borrowers and (ii) the Acknowledgment and Consent attached to this Amendment by each of TWC and Pipeline Holdco. Delivery of an executed signature page to this Amendment or the Acknowledgement and Consent by telecopier shall be as effective as delivery of a manually executed counterpart of this Amendment or Acknowledgement and Consent, as applicable.

(b) The Agent shall have received certified copies of the resolutions of the Board of Directors, or an authorized committee thereof or other relevant Person, of each Borrower and Pipeline Holdco authorizing in the case of each Borrower, the execution of this Amendment, and in the case of TWC and Pipeline Holdco, the Acknowledgement and Consent attached hereto.

(c) The Agent shall have received a certificate of each Borrower and Pipeline Holdco, signed on behalf of such Borrower or Pipeline Holdco, as applicable, by an Authorized Officer thereof, dated as of the Amendment Effective Date (the statements made in which certificate shall be true on and as of the Amendment Effective Date), certifying as to (i) the absence of any amendments to the charter or other organizational documents of such Person not included in the certificate previously delivered to the Agent pursuant to Section 3.1(d) of the Credit Agreement, (ii) the due incorporation or formation and good standing and valid existence of such Person as an entity organized under the laws of the jurisdiction of its incorporation or organization and (iii) the signature and incumbency certificate of each such Person, in each case as delivered to the Agent on the Effective Date of the Credit Agreement, is in full force and effect and has not been amended or modified in any respect since such Effective Date.

(d) The Borrowers shall have paid all fees and expenses incurred by Agent’s counsel in connection with this Amendment.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

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BORROWERS:

THE WILLIAMS COMPANIES, INC.

By:	/s/Rodney J. Sailor

Name: Title:	Rodney J. Sailor Vice President & Treasurer

WILLIAMS PARTNERS L.P.

By: Williams Partners GP LLC, its general partner

By:	/s/Rodney J. Sailor

Name: Title:	Rodney J. Sailor Treasurer

NORTHWEST PIPELINE CORPORATION

By:	/s/Rodney J. Sailor

Name: Title:	Rodney J. Sailor Assistant Treasurer

TRANSCONTINENTAL GAS PIPE LINE CORPORATION

By:	/s/Rodney J. Sailor

Name: Title:	Rodney J. Sailor Assistant Treasurer

AGENT:

CITIBANK, N.A., as Agent

By: /s/Todd Mogil
Authorized Officer

ISSUING BANKS:

CITIBANK, N.A., as Issuing Bank

By: /s/Todd Mogil
Authorized Officer

BANK OF AMERICA, NATIONAL ASSOCIATION, as Issuing Bank

By: /s/Ronald E. McKaig
Authorized Officer

JPMORGAN CHASE BANK, N.A., as Issuing Bank

By: /s/Robert W. Traband
Authorized Officer

BANKS:

CITIBANK, N.A.

By: /s/Todd Mogil
Authorized Officer

BANK OF AMERICA, NATIONAL ASSOCIATION

By: /s/Ronald E. McKaig
Authorized Officer

JPMORGAN CHASE BANK, N.A.

By: s/Robert W. Traband
Authorized Officer

THE BANK OF NOVA SCOTIA

By: /s/Andrew Ostrov
Authorized Officer

THE ROYAL BANK OF SCOTLAND PLC

By: /s/Lucy Walker
Authorized Officer

ABN AMRO BANK N.V.

By: /s/John D. Reed
Authorized Officer

BANK OF OKLAHOMA, NA

By: /s/Robert D. Mattax
Authorized Officer

BARCLAYS BANK PLC

By: /s/Nicholas Bell
Authorized Officer

BAYERISCHE LANDESBANK

By: /s/Nikolai von Mengden
Authorized Officer

By: /s/Annette Schmidt
Authorized Officer

BNP PARIBAS

By: /s/Mark A. Cox
Authorized Officer

By: /s/Larry Robinson
Authorized Officer

CALYON NEW YORK BRANCH

By: /s/Michael D. Willis
Authorized Officer

By: /s/Page Dillehunt
Authorized Officer

LEHMAN COMMERCIAL PAPER INC.

By: /s/Frank P. Turner
Authorized Officer

MERRILL LYNCH CAPITAL CORPORATION

By: /s/Carol J.E. Feeley
Authorized Officer

MIZUHO CORPORATE BANK, LTD.

By: /s/Leon Mo
Authorized Officer

NATEXIS BANQUE POPULAIRES

By: /s/Louis P. Laville, III
Authorized Officer

By: /s/Daniel Payer
Authorized Officer

REGIONS BANK

By: /s/Amy Arvey Schroeder
Authorized Officer

ROYAL BANK OF CANADA

By: /s/Jason S. York
Authorized Officer

THE BANK OF TOKYO-MITSUBISHI UFJ, LTD.,

HOUSTON AGENCY

By: /s/Kelton Glasscock
Authorized Officer

By: /s/Jay Fort
Authorized Officer

TORONTO DOMINION (TEXAS) LLC

By: /s/Debbi L. Brito
Authorized Officer

WACHOVIA BANK, N.A.

By: /s/Paul Pritchett
Authorized Officer

WESTLB AG, NEW YORK BRANCH

By: /s/Duncan Robertson
Authorized Officer

By: /s/Thomas D. Murray
Authorized Officer

ACKNOWLEDGMENT AND CONSENT

To induce the Agent, the Issuing Banks and the Banks to execute the foregoing Amendment, each undersigned Credit Party hereby (a) consents to the execution, delivery and performance of such Amendment Agreement, (b) agrees that (1) neither any Credit Document executed by it nor any obligation of any of the undersigned nor any right or remedy of the Agent, any Issuing Bank or any Bank with respect to any undersigned Credit Party is released or impaired by such Amendment, and (2) this acknowledgment and consent shall not be construed as requiring the consent or agreement of any undersigned Credit Party in any circumstance, and (c) ratifies and confirms all provisions of the Credit Documents executed by it.

THE WILLIAMS COMPANIES, INC.

By:	/s/Rodney J. Sailor

Name: Title:	Rodney J. Sailor Vice President & Treasurer

WILLIAMS GAS PIPELINE COMPANY, LLC

By:	/s/Rodney J. Sailor

Name: Title:	Rodney J. Sailor Assistant Treasurer